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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (Date of earliest event reported): June 6, 2003


                              EMERGING VISION, INC.
             (Exact name of registrant as specified in its charter)


         New York                      1-14128                   11-3096941
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                         100 Quentin Roosevelt Boulevard
                          Garden City, New York 11530
               (Address of principal executive offices) (Zip Code)

                                 (516) 390-2100
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)






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

Item 5. Other Events
--------------------

     On June 6, 2003, Emerging Vision, Inc. (the "Registrant") issued a press release announcing that it had received an unsolicited offer to acquire all of its outstanding capital stock. A copy of such press release is attached as
Exhibit 99.1 hereto. The press release is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a) and (b) Not Applicable.

(c) The following exhibit is filed with this report:


Exhibit No.       Document
-----------       --------

     99.1 Press Release, dated June 6, 2003, with respect to the Registrant's receipt of an unsolicited offer to acquire all of its outstanding capital stock.








                          [Signature on following page]

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EMERGING VISION, INC.


                                       By: /s/ Christopher G. Payan
                                          ----------------------------
                                       Name:  Christopher G. Payan
                                       Title: Senior Vice President,
                                              Co-Chief Operating Officer and
                                              Chief Financial Officer


Date:    June 19, 2003

                                  EXHIBIT INDEX
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Exhibit No.       Document
-----------       --------

     99.1 Press Release, dated June 6, 2003, with respect to the Registrant's receipt of an unsolicited offer to acquire all of its outstanding capital stock.

                                                                EXHIBIT NO. 99.1


                                                           FOR IMMEDIATE RELEASE


                              EMERGING VISION, INC.
         RECEIVES OFFER TO ACQUIRE ALL OF ITS OUTSTANDING CAPITAL STOCK

     Garden City, New York (Business Wire) - June 6, 2003 - Emerging Vision, Inc. (OTCBB: ISEE.OB) today announced that it has received an unsolicited offer, from Horizons Investors Corp., Drs. Robert and Alan Cohen, and certain of the Cohen family members (the "Offering Group"), to acquire all of the outstanding capital stock of the Company.

     The offer provides that the Offering Group would purchase all of the outstanding common stock of the Company (collectively, the "Common Stock") for a price per share of $0.07 (the "Offered Price"), payable in cash, and that holders of vested employee options and warrants would be entitled to receive, in cash, the difference, if a positive number, between the Offered Price and the exercise price of such options and warrants.

     Horizons Investors Corp., Drs. Robert and Alan Cohen and certain of the Cohen family members are the holders of, in the aggregate, approximately seventy-four (74%) percent of the Company's Common Stock, and Drs. Robert and Alan Cohen, and Benito R. Fernandez, a principal shareholder of Horizons Investors Corp., are members of the Board of Directors of the Company. The members of the Offering Group have indicated that they do not intend to sell their respective equity ownership interests in the Company to any third party.

     The Company is in the process of evaluating the Offering Group's offer but has not yet made any determinations with respect thereto.


About Emerging Vision

     Emerging Vision, Inc. operates one of the largest chains of retail optical stores and one of the largest franchised optical chains in the United States, with approximately 186 franchised and Company-owned stores located in 23 states, the District of Columbia, Ontario, Canada and the U.S. Virgin Islands, principally operating under the names "Sterling Optical" and "Site for Sore Eyes".

     THIS STATEMENT MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS, WHICH MAY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, AND OTHER FACTORS NOT UNDER THE COMPANY'S CONTROL, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE AND ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM THE RESULTS, PERFORMANCE, OR EXPECTATIONS OF THE COMPANY. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THOSE DETAILED IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.


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Contact:

Emerging Vision, Inc.
Christopher G. Payan
(516) 390-2134
chris.payan@sterlingoptical.com